EXHIBIT 10.47

AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this “Amendment Agreement”), entered into as of May 28, 2009, to the Registration Rights Agreement dated as of June 5, 2008 (as amended, restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the “Registration Rights Agreement”), by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the investors signatory thereto (each an “Existing Investor” and collectively, the “Existing Investors”).

R E C I T A L S:

WHEREAS, the Company and the Existing Investors desire to amend the Registration Rights Agreement to, among other things, allow for the addition as parties to the Registration Rights Agreement of the additional investors listed on the signature pages hereto (such additional investors, collectively, the “Additional Investors”, and each such additional investor, individually, an “Additional Investor”; the Additional Investors and the Existing Investors are herein collectively referred to as the “Investors”);

WHEREAS, Section 8(g) of the Registration Rights Agreement provides that amendments to the Registration Rights Agreement may only become effective with the written concurrence of the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities;

WHEREAS, Holders of a majority in interest of the outstanding Registrable Securities under the Registration Rights Agreement consent to the amendments contained herein and, upon execution of this Amendment Agreement by the Company and such Holders, the requirements of Section 8(g) of the Registration Rights Agreement will be satisfied; and

WHEREAS, the Additional Investors desire to become parties to the Registration Rights Agreement, as amended by this Amendment Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree, as follows:

1. Definitions in this Amendment Agreement.  Except as otherwise defined in this Amendment Agreement (including the preamble and the recitals hereof), capitalized terms are used herein with the meanings ascribed to such terms in the Registration Rights Agreement and/or the Purchase Agreement.

2. Consent of Required Holders to Amendments to Registration Rights Agreement.  The Holders of a majority in interest of the outstanding Registrable Securities hereby consent to the amendments to the Registration Rights Agreement contained in this Amendment Agreement and acknowledge that, upon execution of this Amendment Agreement by such Holders, the requirements of Section 8(g) of the Registration Rights Agreement will be satisfied.

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3. Amendment to the Preliminary Statement of the Registration Rights Agreement.  The Registration Rights Agreement is hereby amended by deleting the Preliminary Statement in their entirety and inserting in lieu thereof the following:

“This Agreement is made pursuant to the Securities Purchase Agreement, dated as June 5, 2008, among the Company and the investors identified on the signature pages thereto (the “Purchase Agreement”), the Credit Agreement, dated as of June 5, 2008, among the Company and the lenders signatory thereto, as amended by Amendment No. 1, dated as of May 28, 2009 (collectively, as the same may be further amended, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), and other Transaction Documents pursuant to which the Company will effect a Debt Refinancing.”

4. Amendment to Definition of “Effectiveness Date” in the Registration Rights Agreement.  The definition of “Effectiveness Date” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Effectiveness Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) the 150th day following the Closing, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such Registration Statement will not be reviewed or is no longer subject to further review and comments; (b) with respect to a Registration Statement required to be filed under Section 2(b), the earlier of: (i) the 90th day following the applicable Filing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments; and (c) with respect to a Registration Statement required to be filed under Section 2(c), the earlier of: (i) the 120th day following the applicable Filing Date, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.”

5. Amendment to Definition of “Filing Date” in the Registration Rights Agreement.  The definition of “Filing Date” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Filing Date” means (a) with respect to the Registration Statement required to be filed under Section 2(a), the earlier of (i) two (2) Business Days following the filing of the Company’s Quarterly Report on Form 10-Q for the three and six months ending June 30, 2008, and (ii) August 18, 2008; (b) with respect to a Registration Statement required to be filed under Section 2(b), the 30th day following the date on which Holders of a majority of the Registrable Securities request that the Company register the resale of Common Stock on Form S-3; and (c) with respect to a Registration Statement required to be filed under Section 2(c), the 30th day following the date on which Holders of a majority of the Registrable Securities request that the Company register the resale of Common Stock on Form S-1; provided, however, that with respect to a Registration Statement required to be filed under Section 2(c), if the request that the Company register the resale of Common Stock on Form S-1 is received at such time when the Company is precluded from filing a Registration Statement with its current audited financial statements or such financial statements would become non-conforming due to their age during the review process of such Registration Statement, then the Company shall not

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be obligated to file any such Registration Statement until the 15th day following the release of the Company’s audited financial statements for the most recently completed fiscal year.  Notwithstanding anything to the contrary herein, the Company shall not be required to prepare audited financial statements to be filed in connection with such Registration Statement for any period year except for a fiscal year ending December 31.”

6. Amendment to Definition of “Investors” in the Registration Rights Agreement.  The definition of “Investors” in the Registration Rights Agreement shall include the Additional Investors.

7. Amendment to Definition of “Registration Statement” in the Registration Rights Agreement.  The definition of “Registration Statement” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Registration Statement” means the registration statement required to be filed in accordance with Section 2(a), Section 2(b), Section 2(c) or Section 8(e), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.”

8. Amendment to Definition of “Selling Holder Questionnaire” in the Registration Rights Agreement.  The definition of “Selling Holder Questionnaire” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Selling Holder Questionnaire” has the meaning set forth in Section 2(d).”

9. Amendment to Definition of “Warrant” in the Registration Rights Agreement.  The definition of “Warrant” in Section 1 of  the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

““Warrants” means the warrants (other than the Additional Warrants) to purchase from the Company shares of Company Common Stock issued pursuant to the Credit Agreement, including, without limitation, the warrants to purchase from the Company shares of Company Common Stock issued pursuant to Amendment No. 1 to the Credit Agreement.”

10. Addition of Certain Definition to Registration Rights Agreement.  The following definition is hereby added to Section 1 of the Registration Rights Agreement:

““Amendment No. 1” means that certain Amendment No. 1 to the Registration Rights Agreement, dated as of May 28, 2009, among the Company and the Holders of a majority of the Registrable Securities, as acknowledged and agreed to by the additional investors listed on the signatures pages thereto.”

11. Amendment of Section 2(c) and Addition of New Subsection Section 2(d) of the Registration Rights Agreement.  Section 2(c) of the

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Registration Rights Agreement is hereby amended and restated in its entirety and Section 2(d) is inserted in the Registration Rights Agreement as follows:

“(c)                      The Company shall, promptly upon the request of the Holders of a majority of the Registrable Securities, prepare and file with the Commission no later than the Filing Date a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-1 (or on such other form appropriate for such purpose).  Such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” attached hereto as Exhibit A.  The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.  By 5:00 p.m. (New York City time) on the Business Day immediately following the Effective Date of such Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(d)           Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit B (a “Selling Holder Questionnaire”).  The Company shall not be required to include in a Registration Statement the Registrable Securities of a Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the Filing Date (subject to the requirements set forth in Section 4(a)).”

12. Amendment to Section 3(a) of the Registration Rights Agreement.  Section 3(a) is hereby amended by deleting the terms “Filing Deadline” and “Effectiveness Deadline” in the first sentence of Section 3(a) and inserting the terms “Filing Date” and “Effectiveness Date”, respectively, in lieu thereof.  Section 3(a) is hereby further amended by inserting the following sentences at the end in Section 3(a):

“Notwithstanding anything to the contrary stated herein, the Company shall not be required to pay Registration Delay Payments or otherwise be liable for any amount to Holders if the Commission limits the number of Registrable Securities that may be included on any Registration Statement filed under the terms of this Agreement.  If the Commission limits the Registrable Securities that may be included on any Registration Statement, the Registrable Securities that will be included on such Registration Statement shall be allocated pro rata among all of the holders of Registrable Securities that requested Registrable Securities held by them be included in such registration, based on the amount of such Registrable Securities originally requested to be included by a Holder in comparison to the aggregate amount of such Registrable Securities requested to be included on such Registration Statement by all such Holders.”

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13. Amendment to Section 4(j) of the Registration Rights Agreement.  Section 4(j) is hereby amended and restated in its entirety to read as follows:

“In conjunction with the filing of the Registration Statement or sales thereunder, the Company will make any filings as may be required to be made with FINRA via the COBRADesk system.”

14. Amendment to Section 8(h) of the Registration Rights Agreement.  Section 8(h) is hereby amended by deleting the addresses for notice “If to a Investor” in its entirety and inserting in lieu thereof the following:

“If to an Investor:	To the address set forth under such Investor's name on the	signature pages hereto and to Amendment No. 1.

With a copy to:	Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, New York 10036
Facsimile: (212) 858-1500
Attn: Jonathan J. Russo, Esq.”

15. Effectiveness of Amendments.  The amendments to the Registration Rights Agreement contained in this Amendment Agreement shall become effective on and as of the date hereof.  From and after such date, each reference in the Registration Rights Agreement (including the schedules and exhibits thereto) to the “Agreement”, or any like expression referring to the Registration Rights Agreement, shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment Agreement.  The Registration Rights Agreement, other than as amended hereby, shall remain unchanged and in full force and effect.

16. Applicable Law.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

17. Counterparts; Effectiveness.  This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

18. Accession of Additional Investors to Registration Rights Agreement as Amended by this Amendment Agreement.  By acknowledging and agreeing to this Amendment Agreement, which acknowledgement and agreement shall be evidenced by the signatures of the Additional Investors below, the Additional Investors agree to accede to the Registration Rights Agreement, as amended by this Amendment Agreement, and to be bound by all of the terms and provisions set forth in the Registration Rights Agreement, as amended by this Amendment Agreement and shall have the rights, and be subject to the obligations, of an Investor.

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SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective officers as of the day and year first above written.

COMPANY:	COMMUNICATION INTELLIGENCE CORPORATION By: /s/ Francis V. Dane Name: Francis V. Dane Title:Chief Financial Officer
EXISTING INVESTORS:	PHOENIX VENTURE FUND LLC By: SG Phoenix Ventures LLC, its Managing Member By: /s/ Andrea Goren Name: Andrea Goren Title: Member
/s/ Michael Engmann MICHAEL ENGMANN

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ACKNOWLEDGED AND AGREED TO:

ADDITIONAL INVESTOR:	KENDU PARTNERS COMPANY By: /s/ Michael W. Engmann Name: Michael W. Engmann Title: General Partner ADDRESS FOR NOTICE c/o: Street: City/State/Zip: Attention: Tel: Fax: Email:

EXHIBIT 10.47

ACKNOWLEDGED AND AGREED TO:

MDNH PARTNERS L.P. By: /s/ Michael W. Engmann Name: Michael W. Engmann Title: General Partner ADDRESS FOR NOTICE Street: City/State/Zip: Attention: Tel: Fax: Email: